UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2011 (July 20, 2011)
____________________

NALCO HOLDING COMPANY
(Exact name of registrant as specified in charter)

Delaware	001-32342	16-1701300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 W. Diehl Rd., Naperville, IL 60563 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 630-305-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On July 20, 2011, Nalco Holding Company, a Delaware corporation (“Nalco”), issued an Investor Supplement that is provided to help investors better understand the various assumptions used to develop its preliminary second-quarter results and full-year 2011 guidance as of July 20, 2011.  The Investor Supplement is attached as an exhibit to this
Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
Description
Exhibit No.
	99.1	Preliminary Second Quarter 2011 Earnings – Investor Supplement.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NALCO HOLDING COMPANY

Date: July 20, 2011	By:	/s/ Stephen N. Landsman
Stephen N. Landsman
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Preliminary Second Quarter 2011 Earnings – Investor Supplement.